UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A Common Stock	ALPAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ALPA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ALPAW	The NASDAQ Stock Market LLC

☒  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Forward Purchase Agreement

As previously disclosed Alpha Healthcare Acquisition Corp. III (“Alpha”), a Delaware corporation, Carmell Therapeutics Corporation, a Delaware corporation (“Target”), and Candy Merger Sub, Inc., a Delaware corporation (“Merger Sub”) entered into a Business Combination Agreement dated January 4, 2023 (the “Merger Agreement”) in connection with its proposed business combination (the “Business Combination”) pursuant to which Target will become a wholly-owned subsidiary of Alpha and Alpha will be renamed Carmell Therapeutics Corporation (the “Combined Company”).

On July 9, 2023, Alpha and each of Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MCP, MSOF, and MSTO collectively as “Seller”) entered into a forward purchase agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction. The primary purpose of entering into the Forward Purchase Agreement is to help ensure the Business Combination will be consummated. For purposes of the Forward Purchase Agreement, Alpha and the Combined Company are referred to as the “Counterparty” prior to and after the Business Combination, respectively. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Sellers may purchase up to a number of shares of Class A common stock, par value $0.0001 per share, of Alpha (“Alpha Common Stock”) in the aggregate before the closing of the Business Combination (the “Closing”) (and such shares purchased prior to the Closing, “Recycled Shares”) equal to 9.5% of the total number of outstanding shares (“Shares”) of Alpha Common Stock as of the Closing (the “Number of Shares”), with the remaining Number of Shares to be purchased from the Combined Company at a price equal to the redemption price at which holders of Alpha Common Stock are permitted to redeem their shares in connection with the Business Combination pursuant to Section 9.2(a) of Alpha’s Second Amended and Restated Certificate of Incorporation (the “Charter”) (such price, the “Initial Price”).

The Forward Purchase Agreement provides that the Sellers will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in the Pricing Date Notice (as defined in the Forward Purchase Agreements) and (ii) the Initial Price.

Counterparty will pay the Prepayment Amount directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in Counterparty’s initial public offering and the sale of private placement units (the “Trust Account”) no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

The settlement date will be the earliest to occur of (a) the first anniversary of the Closing Date, (b) after the occurrence of (x) a Delisting Event or (y) a Registration Failure, upon the date specified by Seller in a written notice delivered to Counterparty at Seller’s discretion (which settlement date shall not be earlier than the date of such notice). The transaction will be settled via physical settlement. Any Shares not sold in accordance with the early termination provisions described below will incur a $0.50 per share termination fee payable by the Combined Company to the Seller at settlement.

From time to time and on any date following the Business Combination (any such date, an “OET Date”) and subject to the terms and conditions below, Seller may, in its absolute discretion, and so long as the daily volume-weighted average price (“VWAP Price”) of the Shares is equal to or exceeds the Reset Price, terminate the transaction in whole or in part by providing written notice (an “OET Notice”) in accordance with the terms of the Forward Purchase Agreement. The effect of an OET Notice given shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, Counterparty shall be entitled to an amount from Seller, and the Seller shall pay to Counterparty an amount, equal to the product of (x) the number of Terminated Shares multiplied by (y) the Initial Price in respect of such OET Date (an “Early Termination Obligation”).

The Reset Price shall initially be $11.50 and subject to a $11.50 floor (the “Reset Price Floor”). The Reset Price shall be adjusted on the first scheduled trading day of every week commencing with the first week following the seventh day after the closing of the Business Combination to be the lowest of (a) the then-current Reset Price, and (b) the VWAP Price of the shares of the Counterparty’s common stock of the prior week; provided that the Reset Price shall be no lower than $11.50.

Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under the Charter that would require redemption by Alpha of the Shares. Such waiver may reduce the number of Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Non-Redemption Agreement

Also on July 9, 2023, in connection with the foregoing, the Seller entered into a Non-Redemption Agreement with Alpha pursuant to which the Seller agreed not to exercise redemption rights under the Charter with respect to an aggregate of 100,000 Shares.

The foregoing summary of the Non-Redemption Agreement is qualified in its entirety by reference to the text of the Forward Purchase Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement, dated July 9, 2023

10.2	Non-Redemption Agreement, dated July 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

By:	/s/ Rajiv Shukla
Name:	Rajiv Shukla
Title:	Chairman & Chief Executive Officer